MASTER CUSTODY AGREEMENT

                                   EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------

Adjustable Rate Securities      Delaware Business    U.S. Government Adjustable Rate Mortgage
Portfolios                      Trust                Portfolio

Franklin Asset Allocation Fund  Delaware Business
                                Trust
Franklin California Tax-Free    Maryland Corporation
Income
Fund, Inc.

Franklin California Tax-Free    Massachusetts        Franklin California Insured Tax-Free
Trust                           Business Trust       Income Fund
                                                     Franklin California Tax-Exempt Money Fund
                                                     Franklin California Intermediate-Term
                                                     Tax-Free
                                                      Income Fund

Franklin Custodian Funds, Inc.  Maryland Corporation Growth Series
                                                     Utilities Series
                                                     Dynatech Series
                                                     Income Series
                                                     U.S. Government Securities Series

Franklin Equity Fund            California
                                Corporation

Franklin Federal Money Fund     California
                                Corporation

Franklin Federal Tax- Free      California
Income Fund                     Corporation

-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY                  ORGANIZATION     SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------

Franklin Gold Fund              California
                                Corporation

Franklin High Income Trust      Delaware Business    AGE High Income Fund
                                Trust
Franklin Investors Securities   Massachusetts        Franklin Global Government Income Fund
Trust                           Business Trust       Franklin Short-Intermediate U.S. Govt
                                                     Securities Fund
                                                     Franklin Convertible Securities Fund
                                                     Franklin Adjustable U.S. Government
                                                     Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Bond Fund

Franklin Managed Trust          Delaware Business    Franklin Rising Dividends Fund
                                Trust

Franklin Money Fund             California
                                Corporation

Franklin Municipal Securities   Delaware Business    Franklin California High Yield Municipal
Trust                           Trust                Fund
                                                     Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund     Maryland Corporation Mutual Shares Fund
Inc.                                                 Mutual Beacon Fund
                                                     Mutual Qualified Fund
                                                     Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund

-----------------------------------------------------------------------------------------------

INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)

Franklin New York Tax-Free      Delaware Business
Income Fund                     Trust

Franklin New York Tax-Free      Massachusetts        Franklin New York Tax-Exempt Money Fund
Trust                           Business Trust       Franklin New York Intermediate-Term
                                                     Tax-Free
                                                      Income Fund
                                                     Franklin New York Insured Tax-Free
                                                     Income Fund

Franklin Real Estate            Delaware Business    Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Business
Portfolio                       Trust

Franklin Strategic Series       Delaware Business    Franklin California Growth Fund
                                Trust                Franklin Strategic Income Fund
                                                     Franklin MidCap Growth Fund
                                                     Franklin Global Utilities Fund
                                                     Franklin Small Cap Growth Fund
                                                     Franklin Global Health Care Fund
                                                     Franklin Natural Resources Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin Biotechnology Discovery Fund
                                                     Franklin U.S. Long-Short Fund
                                                     Franklin Large Cap Growth Fund
                                                     Franklin Aggressive Growth Fund
Franklin Tax-Exempt Money Fund  California
                                Corporation

-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES---(IF APPLICABLE)

Franklin Tax-Free Trust         Massachusetts        Franklin Massachusetts Insured Tax-Free
                                Business Trust       Income Fund
                                                     Franklin Michigan Insured
                                                     Tax-Free Income Fund
                                                     Franklin Minnesota Insured
                                                     Tax-Free Income Fund
                                                     Franklin Insured Tax-Free
                                                     Income Fund Franklin Ohio
                                                     Insured Tax-Free Income
                                                     Fund Franklin Puerto Rico
                                                     Tax-Free Income Fund
                                                     Franklin Arizona Tax-Free
                                                     Income Fund Franklin
                                                     Colorado Tax-Free Income
                                                     Fund Franklin Georgia
                                                     Tax-Free Income Fund
                                                     Franklin Pennsylvania
                                                     Tax-Free Income Fund
                                                     Franklin High Yield
                                                     Tax-Free Income Fund
                                                     Franklin Missouri Tax-Free
                                                     Income Fund Franklin Oregon
                                                     Tax-Free Income Fund
                                                     Franklin Texas Tax-Free
                                                     Income Fund Franklin
                                                     Virginia Tax-Free Income
                                                     Fund Franklin Alabama
                                                     Tax-Free Income Fund
                                                     Franklin Florida Tax-Free
                                                     Income Fund Franklin
                                                     Connecticut Tax-Free Income
                                                     Fund Franklin Louisiana
                                                     Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free
                                                     Income Fund Franklin North
                                                     Carolina Tax-Free Income
                                                     Fund Franklin New Jersey
                                                     Tax-Free Income Fund
                                                     Franklin Kentucky Tax-Free
                                                     Income Fund Franklin
                                                     Federal Intermediate-Term
                                                     Tax-Free Income
                                                      Fund
                                                     Franklin Arizona Insured Tax-Free Income
                                                     Fund
                                                     Franklin Florida Insured Tax-Free Income
                                                     fund

-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)

Franklin Templeton Fund         Delaware Business    Franklin Templeton Conservative Target
Allocator Series                Trust                Fund
                                                     Franklin Templeton Moderate Target Fund
                                                     Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust Delaware Business    Franklin Templeton Global Currency Fund
                                Trust                Franklin Templeton Hard Currency Fund

Franklin Templeton              Delaware Business    Templeton Pacific Growth Fund
International Trust             Trust                Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund   Delaware Business    Franklin Templeton Money Fund
Trust                           Trust
Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet Investment Fund
                                Business Trust       Franklin MicroCap Value Fund
                                                     Franklin Value Fund

Franklin Templeton Variable     Massachusetts        Franklin Money Market Fund
Insurance Products Trust        Business Trust       Franklin Growth and Income Fund
                                                     Franklin Natural Resources
                                                     Securities Fund Franklin
                                                     Real Estate Fund Franklin
                                                     Global Communications
                                                     Securities Fund Franklin
                                                     High Income Fund Templeton
                                                     Global Income Securities
                                                     Fund Franklin Income
                                                     Securities Fund Franklin
                                                     U.S. Government Fund Zero
                                                     Coupon Fund - 2000 Zero
                                                     Coupon Fund - 2005 Zero
                                                     Coupon Fund - 2010 Franklin
                                                     Rising Dividends Securities
                                                     Fund
-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)

Franklin Templeton Variable     Massachusetts        Templeton Pacific Growth Fund
Insurance Products Trust        Business Trust       Templeton International Equity Fund
(cont.)                                              Templeton Developing Markets Equity Fund
                                                     Templeton Global Growth
                                                     Fund Templeton Global Asset
                                                     Allocation Fund Franklin
                                                     Small Cap Fund Franklin
                                                     Large Cap Growth Securities
                                                     Fund Templeton
                                                     International Smaller
                                                     Companies Fund Mutual
                                                     Discovery Securities Fund
                                                     Mutual Shares Securities
                                                     Fund Franklin Global Health
                                                     Care Securities Fund
                                                     Franklin Value Securities
                                                     Fund Franklin Aggressive
                                                     Growth Securities Fund

-----------------------------------------------------------------------------------------------
Institutional Fiduciary Trust   Massachusetts        Money Market Portfolio
                                Business Trust       Franklin U.S. Government Securities
                                                     Money Market
                                                      Portfolio
                                                     Franklin Cash Reserves Fund

The Money Market Portfolios     Delaware Business    The Money Market Portfolio
                                Trust                The U.S. Government Securities Money
                                                     Market Portfolio

Templeton Variable Products                          Franklin Growth Investments Fund
Series Fund                                          Mutual Shares Investments Fund
                                                     Mutual Discovery Investments Fund
                                                     Franklin Small Cap Investments Fund
-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION                 SERIES---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------

CLOSED END FUNDS:

Franklin Multi-Income Trust     Massachusetts
                                Business Trust

Franklin Universal Trust        Massachusetts
                                Business Trust

Franklin Floating Rate Trust    Delaware Business
                                Trust

-----------------------------------------------------------------------------------------------